UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 25, 2023

TENNANT COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Clean Street Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 540-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.375 per share	TNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Tennant Company (the “Company”) held its 2023 Annual Meeting of Shareholders on April 25, 2023 (the “2023 Annual Meeting”) for purposes of electing four directors, ratifying the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023, providing advisory approval on executive compensation, and providing advisory approval on the frequency of future advisory executive compensation approvals. Results of shareholder voting on these matters were as follows:

	For	Against	Abstain	Broker Non-Vote
1. Each of the following three Class I directors was elected for a three-year term expiring in 2026, and one Class III director was elected for a two-year term expiring 2025:
Carol S. Eicher	15,886,630	689,036	23,317	534,086
Maria C. Green	16,345,391	230,186	23,406	534,086
Donal L. Mulligan	16,169,597	401,548	27,838	534,086
Andrew P. Hider	16,543,641	31,852	23,490	534,086

	For	Against	Abstain	Broker Non-Vote
2. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023 was ratified.	17,090,751	17,747	24,571	0

	For	Against	Abstain	Broker Non-Vote
3. Advisory approval of executive compensation was received.	16,080,347	448,323	70,313	534,086

	1 Year	2 Years	3 Years	Abstain
4. Advisory approval of 1 Year as the frequency of future advisory executive compensation approvals was received.	15,933,500	32,043	629,591	3,849

The Board has considered the shareholder vote regarding the frequency for future advisory votes on executive compensation and determined that it will hold an advisory vote on its executive compensation every year until the next vote on frequency, which will be no later than the Company’s Annual Meeting of Shareholders in 2029.

There were 18,551,596 shares of common stock entitled to vote at the 2023 Annual Meeting and a total of 17,133,069 (92.35%) shares were represented at the meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennant Company

Date: May 2, 2023	By:	/s/ Kristin A. Erickson
Kristin A. Erickson
Senior Vice President, General Counsel and Corporate Secretary

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